EXHIBIT 23.2


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT-KPMG PEAT MARWICK LLP


Consent of Independent Certified Public Accountants


We consent to the incorporation by reference of our report, included herein, in the Registration Statement of Granite State Bankshares, Inc. and Subsidiary on Form S-8 (Nos. 33-57720 and 333-42287).


                                                /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
March 26, 1999